COLUMBIA FUNDS SERIES TRUST I

COLUMBIA HIGH YIELD OPPORTUNITY FUND

(the “Acquired Fund”)

Supplement dated October 1, 2012 to the

Fund’s prospectuses dated October 1, 2012

In August 2012, the Board of Trustees of the Acquired Fund approved a proposal to merge the Acquired Fund with and into Columbia High Yield Bond Fund (the Acquiring Fund). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.

This merger is subject to certain conditions, including approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Fund later this year or in early 2013, and that the meeting of shareholders to consider the merger will be held in the first half of 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission (SEC) and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.columbiamanagement.com. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

Shareholders should retain this Supplement for future reference.

C-1041-3 A (10/12)